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                          REGISTRATION RIGHTS AGREEMENT

                            Dated as of May 21, 1998

                                      Among

                    STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                       and

                              LEHMAN BROTHERS INC.

                              GOLDMAN, SACHS & CO.

                                       and

                       ING BARING (U.S.) SECURITIES, INC.


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

                                TABLE OF CONTENTS

                                                             Page

1.    Definitions...........................................  3

2.    Securities Subject to this Agreement..................  5

3.    Registered Exchange Offer.............................  5

4.    Shelf Registration....................................  7

5.    Liquidated Damages....................................  8

6.    Registration Procedures...............................  8

7.    Registration Expenses................................. 16

8.    Indemnification and Contribution...................... 16

9.    Rule 144A............................................. 19

10.   Participation in Underwritten Registrations........... 19

11.   Selection of Underwriters............................. 19

12.   Miscellaneous......................................... 20

                  This Registration Rights Agreement (this "Agreement") is made and entered into as of May 21, 1998 by and among Startec Global Communications Corporation, a Maryland corporation (the "Company") and Lehman Brothers Inc., Goldman, Sachs & Co. and ING Baring (U.S.) Securities, Inc.

(each an "Initial Purchaser" and together the "Initial Purchasers").

                  This Agreement is entered into in connection with the Purchase Agreement, dated as of May 18, 1998, among the Company and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of 160,000 units (the "Units") consisting of $160,000,000 principal amount of the Company's 12% Senior Notes due 2008 (the "Notes") and warrants (the "Warrants") to purchase an aggregate of 200,226 shares of the Company's common stock, $.01 par value (the "Common Stock"). Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Notes (together with the Initial Purchasers, the "Holders"), as follows:

                  1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                           Broker-Dealer: Any broker or dealer registered under the Exchange Act.

                           Closing Date: The date on which the Notes are issued and sold to the Initial Purchasers.

                           Commission: The Securities and Exchange Commission.

                           Consummate, Consummation or Consummated: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the Exchange Notes to be issued in the Exchange Offer, (ii) the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company of the Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Securities that were validly tendered by Holders thereof pursuant to the Exchange Offer.

                           Liquidated Damages Payment Date: With respect to the Notes, each Interest Payment Date until the earlier of (i) the date on which Liquidated Damages no longer are payable or (ii) the final Stated Maturity of the Notes.

                           Effectiveness Target Date: As defined in Section 5.

                           Exchange Act: The Securities Exchange Act of 1934, as amended.

                           Exchange Notes: The Notes to be issued pursuant to the Indenture in the Exchange Offer.

                           Exchange Offer: The registration by the Company under the Securities Act of the Exchange Notes pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

                           Exchange   Offer    Registration    Statement:    The
         Registration Statement relating to the Exchange Offer, including the Prospectus which forms a part thereof.

                           Exempt Resales: The transactions in which the Initial
         Purchasers propose to sell the Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act and to certain non-U.S. Persons in off-shore transactions pursuant to Regulation S under the Securities Act.

                           Holders:  As defined in Section 2(b) hereof.

                           Indenture: The Indenture, dated as of the date hereof, between the Company and First Union National Bank, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture may be amended or supplemented from time to time in accordance with the terms thereof.

                           Initial  Purchasers:   As  defined  in  the  preamble
         hereto.

                           NASD:  National  Association  of Securities  Dealers,
         Inc.

                           Person: An individual, partnership, corporation, limited liability company or partnership, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                           Prospectus: The prospectus included in a Registration Statement, as may be amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments.

                           Registration Default: As defined in Section 5 hereof.

                           Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement which is filed pursuant to the provisions of this Agreement, in either case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments).

                           Securities Act: The Securities Act of 1933, as amended.

                           Shelf  Filing  Deadline:  As  defined  in  Section  4
         hereof.

                           Shelf Registration Statement: As defined in Section 4 hereof.

                           Stated Maturity: (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

                           TIA:  The Trust Indenture Act of 1939, as amended.

                           Transfer Restricted Securities: Each Note, until the earliest to occur of (a) the date on which such Note has been properly tendered for exchange (and accepted by the Company) by a Person other than a Broker-Dealer for Exchange Notes pursuant to the Exchange Offer,
         (b) following the exchange by a Broker-Dealer in the Exchange Offer of such Note for one or more Exchange Notes, the date on which such Exchange Notes are sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, (c) the date on which the Registration Statement registering such Notes has been declared effective under the Securities Act and such Notes have disposed of in accordance with the Shelf Registration Statement or (d) the date on which such Notes are eligible to be distributed to the public pursuant to Rule 144 under the Securities Act;

                           Underwritten Registration or Underwritten Offering: A registration or offering in which securities of the Company are sold to an underwriter (in the case of a "firm commitment" underwritten offering) for reoffering to the public.

                  2.       Securities Subject to this Agreement.

                           (a) Transfer  Restricted  Securities.  The securities
that are entitled to the benefits of this Agreement are the Transfer Restricted Securities.

                           (b)  Holders of  Transfer  Restricted  Securities.  A
Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

                  3.       Registered Exchange Offer.

                           (a)  Unless   the   Exchange   Offer   shall  not  be
permissible under applicable law

or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or one of the events set forth in Section 4(a)(ii) has occurred the Company shall (i) cause to be filed with the Commission promptly after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Securities Act relating to the Exchange Notes and the Exchange Offer, (ii) use its reasonable best efforts to cause such Registration Statement to be declared effective no later than 150 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration

Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit the Consummation of the Exchange Offer, and (iv) use its reasonable best efforts to cause the Exchange Offer to be consummated on or prior to 30 days after the date on which the Exchange Offer Registration Statement was declared effective by the Commission. The Exchange Offer shall be on the appropriate form of Registration Statement permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Exchange Notes held by Broker-Dealers as contemplated by Section 3(c) below. The 90, 150 and 30-day periods referred to in (i), (ii) and (iii) of this Section 3(a) shall not include any period during which the Company is seeking a "no-action" letter or other favorable decision from the Commission pursuant to Section 6(a)(i) below.

                           (b) The Company shall use its reasonable best efforts
to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement.

                           (c)  The  Company  shall   indicate  in  a  "Plan  of
Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company) may exchange such Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of Section 2(11) of the
Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Exchange Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy announced after the date of this Agreement or as required by the Securities Act.

                  The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Exchange Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer is Consummated.

                  The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day period in order to facilitate such resales.

                  4.       Shelf Registration.

                           (a) Shelf  Registration.  If (i) the  Company  is not
permitted to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), (ii) any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities
Act) or an  institutional  "accredited  investor" (as defined in Rule 501(A)(l),
(2), (3) or (7) under the Securities Act) shall notify the Company at least 20 business days prior to the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy or action from participating in the Exchange Offer, or (B) that such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or one of its "Affiliates" (as such term is defined in the Indenture), (iii) the Exchange Offer is not, for any reason, consummated within 180 days after the Closing Date or (iv) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers, a Registration Statement must be filed and a prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Transfer Restricted Securities, the Company will use its reasonable best efforts to:

                                   (x)  cause to be  filed a shelf  registration
         statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement"), within 60 days of the earliest to occur of (i) through (iv) above; and

                                   (y) cause such Shelf  Registration  Statement
         to be declared effective by the Commission on or prior to the 150th day after such obligation arises (the "Shelf Filing Deadline").

The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the second anniversary of the Closing Date.

                           (b)  Provision by Holders of Certain  Information  in
Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request, or which is required under the Securities Act, for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

                  5.       Liquidated Damages.

                           (a) If  (i)  the  Company  fails  to  file  with  the
Commission any of the Registration Statements required by this Agreement on or before the date specified for such filing in this Agreement, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fails to be usable for its intended purpose without being succeeded within five business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iv) above, a "Registration Default"), additional cash interest ("Liquidated Damages") shall accrue to each Holder of the Notes commencing upon the occurrence of such Registration Default in an amount equal to .50% per annum of the principal amount of Notes held by such Holder. The amount of Liquidated Damages will increase by an additional .50% per annum of the principal amount of Notes with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum rate of Liquidated Damages of 1.50% per annum of the principal amount of Notes. All accrued Liquidated Damages will be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

                  All obligations of the Company set forth in the preceding paragraph that have accrued and are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

                           (b) The Company  shall notify the Trustee  within one
business day after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing Liquidated Damages with the Trustee, in trust, for the benefit of the Holders of the Notes, on or before the applicable Interest Payment Date (whether or not any payment other than Liquidated Damages is payable on such Notes), in immediately available funds in sums sufficient to pay the Liquidated Damages then due to such Holders. Each obligation to pay
Liquidated Damages shall be deemed to accrue from the applicable date of the occurrence of the Registration Default

                  6.       Registration Procedures.

                           (a)  Exchange  Offer   Registration   Statement.   In
connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) below, shall use its reasonable best efforts to effect such Exchange Offer to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions, other than paragraph (ii) of this Section 6(a), which condition shall be performed only by the Holders:

                                   (i) If, in the reasonable  opinion of counsel
         to the Company, there is a question as to whether the Exchange Offer is permitted by applicable law or Commission policy or action, the Company hereby agrees to seek a "no-action letter" or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Notes. The Company hereby agrees to pursue the issuance of such a letter or decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                                   (ii) As a condition to its  participation  in
         the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) such Holder is not an "Affiliate" of the Company (as "Affiliate" is defined in the Indenture), (B) such Holder is not engaged in, does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (C) such Holder is acquiring the Exchange Notes in its ordinary course of business. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the Exchange Notes (1) could not, under Commission policy or action as in effect on the date of this Agreement, rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar "no-action letters" (including Brown & Wood LLP (available February 7, 1997), and any "no-action letter" obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction should be covered by an effective registration statement containing the selling security holder information required by Items 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Transfer Restricted Securities acquired by such Holder directly from the Company.

                                   (iii)  Prior  to  the  effectiveness  of  the
         Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991), Brown & Wood LLP (available February 7, 1997) and, if applicable, any "no-action letter" obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer.

                           (b) Shelf Registration  Statement. In connection with
the Shelf Registration Statement, the Company shall comply with all the provisions of Section 6(c) below and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted
Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, the Company will, as expeditiously as possible, prepare and file with the Commission a Registration Statement on any appropriate form which is available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                           (c)  General  Provisions.   In  connection  with  any
Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Transfer Restricted Securities by Broker-Dealers), the Company shall:

                                   (i) use its  reasonable  best efforts to keep
         such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or
         (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by Section 4 of this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                                   (ii)  prepare  and file  with the  Commission
         such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                                   (iii)  in the  case of a  Shelf  Registration
         Statement, advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has been declared effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the foregoing purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If, at any time, the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                                   (iv)  in the  case  of a  Shelf  Registration
         Statement, furnish to each of the selling or exchanging Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least three business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which selling Holders of a majority in Liquidation Amount of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within three business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                                   (v)  subject to a three  business  day review
         and objection period as provided in Section 6(a)(iv) of this Agreement, in the case of a Shelf Registration Statement, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                                   (vi)  in the  case  of a  Shelf  Registration
         Statement, make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                                   (vii)  in the  case of a  Shelf  Registration
         Statement, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendments;

                                   (viii)  use its  reasonable  best  efforts to
         cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                                   (ix)  in the  case  of a  Shelf  Registration
         Statement, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                                   (x)  in  the  case  of a  Shelf  Registration
         Statement,   deliver   to  each   selling   Holder   and  each  of  the
         underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                                   (xi)  in the  case  of a  Shelf  Registration
         Statement, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and in connection with an Underwritten Registration, the Company shall:

                                             (A) upon  request,  furnish to each
                  selling Holder and each underwriter, if any, in such substance as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten debt offerings, upon the date of the effectiveness of the Shelf Registration Statement:

                                                     (1)  a  certificate,  dated
                           the date of the effectiveness of the Shelf Registration Statement, signed by (y) the Chairman of the Board, its President or a Vice President and (z) the Chief Financial Officer of the Company, confirming, as of the date thereof, such matters as such parties may reasonably request;

                                                     (2) an  opinion,  dated the
                           date of the effectiveness of the Shelf Registration Statement, of counsel for the Company, covering such matters as such parties may reasonably request and containing such qualifications and assumptions as are customary for such opinions, and in any event including a statement to the effect, generally, that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality upon facts provided to such counsel by officers and other representatives of the Company and without independent investigation or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently investigated or verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other statistical or financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                                     (3) a comfort letter, dated
                           the date of the effectiveness of the Shelf Registration Statement, from the Company's independent accountants, in the form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten debt offerings.

                                             (B)   set    forth   in   full   or
                  incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                                             (C)  deliver  such other  documents
                  and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

                                   If,  at any  time,  the  representations  and
                  warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise each of the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                                   (xii)  in the  case of a  Shelf  Registration
         Statement, prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the applicable securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Company or any of its subsidiaries shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                                   (xiii)  in the  case of a Shelf  Registration
         Statement, shall issue, upon the request of any Holder of Transfer Restricted Securities covered by the Shelf Registration Statement, Exchange Notes in the same amount as the Transfer Restricted Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Notes, as the case may be; in return, the Transfer Restricted Securities held by such Holder shall be surrendered to the Company for cancellation;

                                   (xiv)  in the  case of a  Shelf  Registration
         Statement, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                                   (xv) use its reasonable best efforts to cause
         the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                                   (xvi) if any fact or  event  contemplated  by
         clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                                   (xvii) provide CUSIP numbers for all Transfer
         Restricted Securities not later than the effective date of the Registration Statement and provide certificates for the Transfer Restricted Securities;

                                   (xviii)  cooperate  and assist in any filings
         required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities; provided, however, that none of the Company or any of its subsidiaries shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                                   (xix)   otherwise  use  its  reasonable  best
         efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a "firm commitment" or "best efforts" Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement,

                                   (xx)  cause  the  Indenture  to be  qualified
         under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                                   (xxi)  provide  promptly  to each Holder upon
         request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

                           Each Holder agrees that by its acquisition of a Transfer Restricted Security, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
         Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by
         Section 6(c)(xvi) hereof or shall have received the Advice.

                  7.       Registration Expenses.

                  All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and applicable state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), and associated messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system; and (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

                  The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                  8.       Indemnification and Contribution.

                           (a) In connection with a Shelf Registration Statement
or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Exchange Notes, the Company shall indemnify and hold harmless each Holder of Transfer Restricted Securities included within any such Shelf Registration Statement and each participating Broker-Dealer or Initial Purchaser selling Exchange Notes or Notes pursuant to the Shelf Registration Statement, and each Person, if any, who controls any such Person within the meaning of Section 15 of the Securities Act (each, a "Participant") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes or Exchange Notes) to which such Participant or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Registration Statement or Prospectus, or in any
amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Participant promptly upon demand for any legal or other expenses reasonably incurred by such Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided however that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action directly or indirectly arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement or any prospectus forming part thereof or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Participant specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Participant.

                           (b)  Each  Participant,  severally  and not  jointly,
shall indemnify and hold harmless the Company, its directors, officers, employees or agents and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employees or agents or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, Registration Statement or Prospectus, or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Participant specifically for inclusion herein, and shall reimburse the Company and any such director, officer, employees or agents or controlling person promptly on demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, employees or agents or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Participant may otherwise have to the Company or any such director, officer, employee, agent or controlling person.

                           (c) Promptly  after receipt by an  indemnified  party
under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under Section 8(a) or 8(b) hereof. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other Participants and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Participants by an indemnified party against the indemnifying party under this Section 8 if, in the reasonable judgment of the indemnified party it is advisable for the indemnified party and those Participants, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and 8(b) hereof, shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there is a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with this Section 8.

                           (d)  If the  indemnification  provided  for  in  this
Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and the Participants on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant

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
equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Participants, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Participants agree that it would not be just and equitable if contributions pursuant to this
Section 8(d) were to be determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, subject to limitations set forth above, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Participant shall be required to indemnify or contribute any amount in excess of the amount by which proceeds received by such Participant from an offering of the Notes exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Participants' obligations to contribute as provided in this Section 8(d) are several and not joint. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  9. Rule 144A.

                  The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

                  10.      Participation in Underwritten Registrations.

                  No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, "lock-up" agreements and other documents required under the terms of such underwriting arrangements.

                  11.      Selection of Underwriters.

                  The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the

Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

                  12.      Miscellaneous.

                           (a)  Remedies.   The  Company  agrees  that  monetary
         damages (including Liquidated Damages) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                           (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                           (c) Adjustments Affecting the Transfer Restricted Securities. The Company will not take any action, or permit any change to occur, with respect to Transfer Restricted Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer unless such action or change is required by applicable law.

                           (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

                           (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                                   (i) if to a Holder,  at the  address  of such
                  Holder maintained by the Registrar under the Indenture; and

                                   (ii) if to the Company:

                                        Startec Global Communications
                                        Corporation
                                        10411 Motor City Drive
                                        Suite 301
                                        Bethesda, MD 20817

                                        Attention:       Prabhav V. Maniyar,
                                                         Chief Financial Officer
                                        Facsimile:       (301) 365-1744

                                        with a copy to:

                                        Schnader Harrison Segal & Lewis LLP
                                        1225 Eye Street, N.W.
                                        Washington, D.C. 20005-3914
                                        Attention: Robert B. Murphy, Esq.
                                        Facsimile: (202) 775-8741

                           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                           Copies  of  all  such   notices,   demands  or  other
         communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

                           (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                           (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                           (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law rules thereof.

                           (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                           (k) Entire Agreement. This Agreement together with the Purchase Agreement and the Indenture is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                           (l) Required Consents. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                            STARTEC GLOBAL COMMUNICATIONS
                                              CORPORATION

                                            By:_____________________________
                                                Name:
                                                Title:




                                            LEHMAN BROTHERS INC.

                                             By:____________________________
                                                 Name:
                                                 Title:



                                            GOLDMAN, SACHS & CO.

                                             By:____________________________
                                                  Name:
                                                  Title:



                                             ING BARING (U.S.) SECURITIES, INC.

                                              By:____________________________
                                                  Name:
                                                  Title: